SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
                     -----------------------


                           FORM 8-K

                        CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) May 26, 1999

                        Salient Cybertech, Inc.
            ------------------------------------------------
            Exact name of registrant as specified in charter


             Delaware               0-28772          35-1990559
 -----------------------------------------------------------------
(State or other jurisdiction  (Commission     (IRS Employer)
     of incorporation)        File Number)   Identification No.)

         1715 Stickney Pt. Rd. Suite A-12, Sarasota FL 34231
       --------------------------------------------------------
       (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number,
         including area code           (941) 349-6583
                                 --------------------------
                           Sloan Electronics, Inc.
                           ------------------------
      (Former name or former address, if changed since last report)

Item 6. Resignation of Director

The Company announces that on May 26, 1999 Richard Brooks resigned from the Board of Directors due to his pursuit of other business interests. There were no disagreements with the Company on any matter relating to the Company's operations, policies or practices. Mr. Brooks' letter of resignation is attached to this Form 8K as exhibit 17.

                        SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Salient Cybertech, Inc.
                                       ------------------------
                                             (registrant)

Dated June 2, 1999                      by:/s/Larry Provost
                                        -------------------
                                         Larry Provost
                                         Secretary / Treasurer

EXHIBIT INDEX

Exhibit Number                    Description
--------------                    -----------
17                                Letter of Resignation